Exhibit 99.2

CIT First Quarter 2014 Financial Results April 29, 2014

Important Notices This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, the risk that CIT is delayed in implementing its branch strategy, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. This presentation is to be used solely as part of CIT management's continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities. 1

Providing Financial Solutions to Small and Middle Market Companies and the Transportation Sector Transportation & International Finance      Leasing and financing solutions for Financing and Leasing Assets(1) Aerospace commercial airlines worldwide and Total $37 Billion business jet operators Rail Leasing and financing solutions to freight shippers and carriers Maritime Financing solutions to owners and Non-Strategic Finance operators of oceangoing cargo vessels Portfolios Lending and equipment leasing to small $4 International      and middle market businesses in the UK North American Finance and China Commercial Finance North American Commercial Finance $15      Transportation & Real Estate Senior secured commercial real estate      International loans to developers and other commercial Finance Finance      real estate professionals $18 Corporate Lending, leasing, and other financial and Finance advisory services to the middle market Equipment Leasing and equipment loan solutions to small businesses and middle market Finance companies Commercial Leading provider of factoring and financing Services to consumer finance companies (1) Financing and Leasing assets include loans, operating lease equipment and assets held for sale; data as of 3/31/14. 1Q14 Earnings Call 2

Performance Highlights & Trends

At or For the Period Ended	**Q1 '14**	Q4 '13	Q3 '13	Q2 '13	Q1 '13	FY '13	FY '12
EPS (Diluted)	**$0.55**	$0.65	$0.99	$0.91	$0.81	$3.35	($2.95)
Book Value Per Share	**$45.06**	$44.78	$44.16	$43.16	$42.21	$44.78	$41.49
Tangible Book Value Per Share	**$42.90**	$42.98	$42.36	$41.33	$40.35	$42.98	$39.61
Profitability Metrics as a % of AEA [1]							
Net Finance Margin	**3.66%**	3.95%	4.22%	4.53%	4.43%	4.28%	(0.24%)
Adjusted Net Finance Margin [2]	**3.66%**	4.00%	4.22%	4.62%	4.64%	4.37%	4.06%
Provision for Credit Losses	**(0.41%)**	(0.17%)	(0.19%)	(0.17%)	(0.24%)	(0.19%)	(0.16%)
Other Income	**0.84%**	1.50%	1.24%	0.94%	0.85%	1.14%	2.01%
Operating Expenses	**(2.66%)**	(3.37%)	(2.74%)	(2.73%)	(2.85%)	(2.93%)	(2.82%)
Pre-tax Income	**1.42%**	1.91%	2.52%	2.57%	2.19%	2.30%	(1.40%)
Net Charge-offs (% of AFR [3])	**0.76%**	0.27%	0.50%	0.53%	0.18%	0.37%	0.37%
Non-accrual Loans (% of FR [4])	**1.18%**	1.29%	1.18%	1.28%	1.33%	1.29%	1.59%
Total Capital Ratio [5]	**16.8%**	17.4%	17.4%	17.0%	17.1%	17.4%	17.0%
Tier 1 Capital Ratio [5]	**16.1%**	16.7%	16.7%	16.3%	16.4%	16.7%	16.2%

[1] Average earning assets (AEA) is computed using month end balances and is the average of finance receivables, operating lease equipment and financing and leasing assets held for sale less the credit balances of factoring clients.
[2] Excluding accelerated FSA net discount / premium and other charges on debt redemptions and accelerated OID (original issue discount) on debt extinguishment related to the TRS facility. Adjusted net finance margin is a non-GAAP measure; please see the non-GAAP disclosures in our first quarter press release for a reconciliation of non-GAAP to GAAP financial information.
[3] Average finance receivables (AFR) is computed using month end balances and is the average of finance receivables (as defined below). It excludes operating lease equipment.
[4] Finance receivables (FR) include loans, direct financing lease and leverage lease receivables and factoring receivables.
[5] March 31, 2014 capital ratios are preliminary.

1Q14 Earnings Call
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Portfolio Trends ($ Billions) Total Assets      60.0 40.0% Assets 47.1 48.6 44.6 44.6 46.2 50.0 Assets 40.0 16.8 35.0% 13.3 13.9 14.7 16.1 Total 30.0 to % Total 20.0 30.0% 31.3 30.7 31.5 31.0 31.8 Assets 10.0 0.0 25.0% Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Bank All Other Assets CIT Bank Assets CIT Bank Assets % of Total Assets CIT Funded Volume(1) and TIF & NACF Financing and Leasing Assets      4.0 35.0 Assets 3.5 3.1 2.9 Volume 3.0 2.6 2.5 Leasing 2.5 1.0 1.9 1.1 2.0 0.9 0.8 30.0 NACF Funded 0.4 1.5 & and 1.0 2.1 TIF      1.8 1.7 1.7 Financing 1.5 0.5 0.0 25.0 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 CIT Bank Volume All Other Volume TIF & NACF F&LA Commercial Aircraft $35m $360m $285m $520m $450m Deliveries (1) Excludes factoring volume. 1Q14 Earnings Call 4

Asset Quality ($ Millions) Non-accrual Loans & Net Charge-offs 350 1.5% 294 Loans 300 279 AFR      258 1.2% 250 241 to 218 % accrual 200 0.9% 150 -offs 0.6% Charge – 100 0.3% Non 50 0 0.0% Net Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 (1) Non-accrual Loans Net Charge-offs % to AFR Losses 500 Allowance for Loan Losses Losses      2.9% 450 386 400 367 356 356 353 2.7% FR 350 Commercial 2.5% Loan 300 Loan      2.3% for 250 200 2.1% for Allowance Allowance 150      1.9% to 100 1.7% % 50 0 1.5% Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Allowance for Loan Losses Allowance for Loan Losses % to Commercial FR (1) Q1’14, Q4’13, Q3’13 and Q2’13 include approximately $14 million, $5 million, $12 million and $20 million, respectively, of charge-offs related to the transfer of loans to held for sale; exclusive of these charge-offs, net charge-offs as a % to AFR would have been 46bps, 19 bps, 27 bps and 16 bps, respectively. 1Q14 Earnings Call 5

Net Finance Margin - Components 10.0%      8.0% 7.9% 8.0% 7.5% 7.3% 7.0% AEA      6.0% of % 4.4% 4.5% 4.2% 4.0% 4.0% 3.7% 3.5% 3.3% 3.3% 3.4% 3.3% 2.0% Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Net Portfolio Yield (1) Cost of Funds Net Finance Margin (1) Net portfolio yield includes rental income plus interest income less depreciation and maintenance & operating lease expenses as a % of AEA. 1Q14 Earnings Call 6

Other Income ($ Millions) 1.50% 1.24% Other Income Line Item Key Drivers      • Factoring Volume and 0.94% Factoring Commissions Mix $128 • Commission Rates 0.85% $105      • Market Pricing 0.84% Fee Revenues • M&A Market $79 $70 • Residual Realization Gain on Sales of Leasing • Portfolio Management of $74 Equipment Operating Equipment      • Sale of Non Strategic Gains (Losses) on Loan Assets & Portfolio Sales • Other Loan Sales 0 • Portfolio Management of Impairment on Assets Operating Equipment Held for Sale • Sale of Non Strategic Assets Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Factoring commissions Fee revenues Gains on sales of leasing equipment Gains (losses) on loan and portfolio sales Impairment on assets held for sale All other income (1) % of AEA (1) All other income includes: Recoveries of loans charged off pre-emergence and loans charged off prior to transfer to held for sale, counterparty receivable accretion, gain on investments, gains (losses) on derivatives and foreign currency exchange, and other revenues. 1Q14 Earnings Call 7 7

Operating Expenses ($ Millions) 400.0 3.5% 3.15% 350.0 2.78% 3.0% 2.70% Charges 2.62%      288 2.55% 300.0 2.5% Expenses 235 230 232 236 Restructuring 250.0      2.0% 200.0 Operating      1.5% 150.0 ex. 259      221 221 1.0% AEA 100.0 212 213 to %      0.5% 50.0 0.0 0.0% Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 All Other Opex Deposit Related Restructuring Charges % to AEA ex. Restructuring Charges § Q1 ‘14 includes ~$10 million of restructuring costs. § Q4 ‘13 includes a $45 million charge related to a tax agreement settlement and ~$18 million of restructuring costs. 1Q14 Earnings Call 8 8